North Square Tactical Defensive Fund
TICKER: Class A: ETFRX / Class C: ETFZX / Class I: ETFWX
Summary Prospectus
September 30, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/fund-reports-holdings. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 30, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the North Square Tactical Defensive Fund (the “Fund”) is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

		Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None¹		1.00%²		None
Redemption fee (as a percentage of amount redeemed)		None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.38%		0.37%		0.44%
Shareholder servicing fee	0.04%		0.03%		0.10%
All other expenses	0.34%		0.34%		0.34%
Acquired fund fees and expenses[3]		0.10%		0.10%		0.10%
Total annual fund operating expenses[4]		1.98%		2.72%		1.79%

1 No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2 A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.
3 Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
4 North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under a Rule 12b-1 Distribution Plan) do not exceed 1.70%, 1.70% and 1.70% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively. This agreement is in effect until January 19, 2023, and it may be terminated before that date only by the Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until January 19, 2023). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$764	$1,161	$1,581	$2,749
Class C shares	$375	$844	$1,440	$3,051
Class I shares	$182	$563	$970	$2,105
For the share class listed below, you would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$275	$844	$1,440	$3,051
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 350% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, the Adviser has selected NSI Retail Advisors, LLC (the “Sub-Adviser”), an affiliate of, and under common control with, the Adviser, to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

To achieve its investment objective, the Fund invests primarily in and allocates its investments primarily between Fund Investments (defined below) that the Sub-Adviser believes have the potential for capital appreciation and Cash Positions (defined below).

•    “Fund Investments” include actively managed and index-based ETFs (exchange traded funds), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance.

•    “Cash Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

In allocating the Fund’s assets, the Sub-Adviser uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Sub-Adviser’s model by a weighted average score) based on a number of technical indicators. The technical indicators examined by the Sub-Adviser are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (e.g., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value). The Sub-Adviser then seeks to participate in markets and market sectors with low risk scores, while divesting its portfolio of investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Fund may invest up to 100% of its portfolio in Fund Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Fund may also invest up to 100% of its portfolio in fixed-income Fund Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Sub-Adviser.

The Fund will generally invest as follows:

•    The Core Position. Approximately 50% of the Fund’s assets will be invested in one or more broad-based equity or fixed- income Fund Investments, such as funds with investments that reflect the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid- Cap Index, the Dow Jones Industrial Index, the Bloomberg US Aggregate Bond Index (formerly known as Bloomberg Barclays US Aggregate Bond Index), and the EAFE (Europe, Australia and Far East) Index, U.S. Treasuries (including short-term U.S. Treasuries) or market sector Fund Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Core Position”). The mix of investments within the Fund’s Core Position may change frequently as the Sub-Adviser deems appropriate or necessary based upon its analysis and allocation models. However, through the Core Position, the Fund will be exposed to the performance of selected U.S. or international equity or debt markets as a whole, or sector indexes, regardless of market conditions or risk.

•    The Satellite Position. Approximately 50% of the Fund’s assets will be invested primarily in market sector Fund Investments, fixed-income Fund Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Satellite Position”). The Satellite Position is not designed to hedge the Core Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Core Position from time to time.

The Fund’s Core Position will normally be fully invested in Fund Investments, and not in Cash Positions, in order to blend the benefits of the Core Position’s market exposure to broad-based equity or fixed-income market or market sector indexes in varying market conditions with the Satellite Position’s market-sector, fixed-income and Cash Position rotation investing strategy.

The Fund may invest in options or futures positions for speculative purposes, when the Sub-Adviser determines that they provide a more efficient way to increase/reduce the Fund’s overall exposure to an industry or sector than buying/selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets.

Principal Risks of Investing
Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, ETF and Mutual Funds Risk, Derivatives Risk, Fixed Income Securities Risk, Equity Risk, Market Risk, Currency Risk, Foreign

Investment Risk, and Portfolio Turnover Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Sub-Adviser) generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. An ETF may also trade at a discount to its net asset value. For example, where all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. This could, in turn, result in differences between the market price of the ETF’s shares and the underlying value of those shares. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. Investments in ETFs and mutual funds are also subject to the following additional risks:

◦Expenses. Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

◦Investment Limitation. Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

◦Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

◦Operational Risks. There can be no assurance that an active trading market will develop and be maintained for the shares of the ETFs in which the Fund invests. Further, market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Fund’s investment in the ETF’s shares.

◦Registration. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as certain ETFs that invest in commodities, do not have the protections of the 1940 Act.

◦Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

◦Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.

Derivatives Risk. The Sub-Adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes to the Fund to risk that the counterparty to the transaction defaults.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term and higher-rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have been at near historic lows.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Large-Cap Company Risk.  Securities of companies with market capitalizations that are larger than small and mid cap companies may be susceptible to slower growth during times of economic expansion. They may not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Portfolio Turnover Risk. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when Fund Investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the average annual total returns of Class A shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Stadion Tactical Defensive Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV
The year-to-date return as of June 30, 2021 was 8.38%.

Class A
Highest Calendar Quarter Return at NAV (non-annualized)	9.17%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-14.37%	Quarter ended 3/31/2020

Average Annual Total Returns For the periods ended December 31, 2020	1 Year	5 Years	10 Years	Since Inception (September 15, 2006)[1]
Class A - Return Before Taxes	-1.99%	6.36%	3.96%	3.77%
Class A - Return After Taxes on Distributions	-1.99%	6.19%	3.46%	3.36%
Class A - Return After Taxes on Distributions and Sale of Fund Shares	-1.18%	4.93%	2.96%	2.88%
Class C - Return Before Taxes	2.13%	6.79%	3.78%	3.40%
Class I - Return Before Taxes	4.11%	7.83%	4.80%	4.36%
Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses, or taxes)	12.82%	9.75%	7.77%	6.91%
1 Class A shares began operations on September 15, 2006, Class C shares began operations on October 1, 2009, Class I shares began operations on May 28, 2010. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund's Class A shares, the initial share class, calculated using the fees and expenses of Class C and I shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class C and I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary from returns shown for Class A shares to the extent that each class has different expenses.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser (the “Adviser”). NSI Retail Advisors, LLC is an affiliate of, and under common control with, the Adviser and acts as the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Brad A. Thompson and Clayton Wilkin who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Brad A. Thompson has been a portfolio manager of the Predecessor Fund since 2009 and Clayton Wilkin became a portfolio manager of the Predecessor Fund in 2019.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A shares
All Accounts	$1,000	$100
Class C shares
All Accounts	$1,000	$100
Class I shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.